                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 31, 1999


                           TAL WIRELESS NETWORKS, INC.
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               (Exact name of registrant as specified in charter)

DELAWARE                                         0-26110         13-3768554
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(State or other jurisdiction or incorporation) (Commission      IRS Employer
                                               File Number)  Identification No.)

113 TYNAN WAY,  PORTOLA VALLEY, CA                               94028
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (650) 529-0730
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          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership


         On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

         The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.                     Description

99.19 Summary of Financial Status of the Registrant for the month ended July 31, 1999, as filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TAL WIRELESS NETWORKS, INC.
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                                             (Registrant)


Date  August 31, 1999
                                      By:  /s/ RICHARD J. REDETT
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                                          Name:  Richard J. Redett
                                          Title: Director